UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

WAVEDANCER, INC
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway
Suite 210
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WAVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in the Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

On May 16, 2024, CohnReznick LLP (“CohnReznick”) advised WaveDancer, Inc. (“the Company”) that it is resigning from its role as the independent registered public accounting firm for the Company.

The reports of CohnReznick on the Company’s consolidated financial statements as of and for the two most recent fiscal years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except for the explanatory paragraphs in CohnReznick’s audit reports dated March 20, 2024 and April 17, 2023 that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through CohnReznick’s resignation, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company for such years. During this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Company has provided CohnReznick with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that CohnReznick furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.1 on Form 8-K. A copy of CohnReznick’s letter, dated May 22, 2024, is attached as Exhibit 16.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter dated May 22, 2024 from CohnReznick, LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVEDANCER, INC.

Date: May 22, 2024	By:	/s/ G. James Benoit, Jr.
G. James Benoit, Jr.
Chief Executive Officer